                                                                   EXHIBIT 23.3



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (as to all references to our Firm) included in or made as part of this Amendment No. 1 to Registration Statement on Form S-4 of International Logistics Limited.


March 24, 1998                                  /s/ Arthur Anderson LLP
                                                ARTHUR ANDERSON LLP